Unique LoanID	Final Current Event Level	Current Exceptions	Collection Comments
400003	3	[3] Currently Delinquent Mortgage
It appears that the loan may perform with intervention. The loan is due for 01/01/2014; with the last payment received on 12/31/2013. Reason for default was due to curtailment of income. The loan is currently in default. No active loss mitigation efforts are evident. There is no evidence of delinquent taxes or title issues. Skip trace efforts have not been performed.

400004	3	[3] Currently Delinquent Mortgage [2] Mod1 Incomplete [1] Verbal Dispute - Servicer responded and appears issue is closed
It appears that the loan will perform with intervention. The loan is due for 04/01/2014; the last payment was received on 03/31/2014. The reason for default is excessive obligations per notes dated 10/31/2013. The account is currently in collections with no active loss mitigation efforts. Prior foreclosure proceedings were closed and billed on 04/XX/2013 as the loan was modified. The account had been referred to an attorney on 07/XX/2012. There are 3 different assignments of mortgages from the lender and all are recorded per notes on 05/09/2014: lender to XXX recorded on 06/XX/2007; lender to XXX on 07/XX/2007; and lender to XXX on 07/XX/2007. Confirmation of which entity should be considered as assignor to draft assignment is pending as of the review date. A HAFA solicitation was mailed on 07/24/2012; but no response cited. But, later a HAMP Tier 2 modification was approved on 10/XX/2012 and finalized on 04/XX/2013. The homeowner was verbally disputing having a balloon payment on 03/27/2013; but the issue appears resolved since the modification was completed. Commentary on 03/27/2013 reflects that the loan had been modified prior to the HAMP modification. The validation of debt letter was approved for mailing on 04/04/2012. There is skip tracing noted on the account as of 02/21/2014.

400005	1
It appears the loan will perform. The loan is currently due for 03/01/2014; last payment was received on 02/10/2014. There is no evidence of delinquency during the review period. The collection notes reflect the Servicer granted the borrower a permanent loan modification prior to the review period.

400006	1
It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/31/2014. Reason for default is loss of income. The borrower was able to bring their account current without loss mitigation assistance on 07/01/2013; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject loan was granted a loan modification which the borrower re-defaulted on prior to the review period. The borrower filed a chapter 13 bankruptcy, case number XXX, which was discharged on 05/XX/2013.

400007	1
It appears this loan will perform.  The loan is due for 02/01/2014; most recent payment received on 01/15/2014.  Reason for delinquency is unknown.  Borrower filed a chapter 7 bankruptcy (case number XXX).  Bankruptcy was discharged on 02/XX/2013 without reaffirmation.

400008	1
It appears that the loan may perform with intervention. The loan is due for 02/01/2014; most recent payment was received on 02/10/2014. Reason for default is unknown. The loan is in collections. There is no evidence of active loss mitigation efforts.